Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement (this “Agreement”) dated as of November 18, 2005, is entered into among Meritage Homes Corporation, a Maryland corporation (the “Borrower”), U.S. Bank, National Association, in its capacity as a Lender (“U.S. Bank”), Wells Fargo Bank, National Association, in its capacity as a Lender (“Wells Fargo”), Wachovia Bank, National Association, in its capacity as a Lender (“Wachovia”), PNC Bank, National Association, in its capacity as a Lender (“PNC”), Compass Bank, in its capacity as a Lender (“Compass”) (U.S. Bank, Wells Fargo, Wachovia, PNC and Compass are hereafter sometimes referred to collectively as the “Increasing Lenders”), SunTrust Bank, in its capacity as a Lender (“SunTrust”), The Northern Trust Company, in its capacity as a Lender (“Northern Trust”), Deutsche Bank Trust Company Americas, in its capacity as a Lender (“Deutsche Bank”), Citicorp North America, Inc., in its capacity as a Lender (“Citicorp”), UBS Loan Finance LLC, in its capacity as a Lender (“UBS”), AmSouth Bank, an Alabama Banking Corporation, in its capacity as a Lender (“AmSouth”), (SunTrust, Northern Trust, Deutsche Bank, Citicorp, UBS and AmSouth are hereafter sometimes referred to collectively as the “New Lenders”), and Guaranty Bank, in its capacity as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Credit Agreement dated as December 12, 2002, by and among the Borrower, the Administrative Agent, and the Lenders that are parties thereto (as amended, modified, supplemented or restated, the “Credit Agreement”).

Pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments from $400,000,000 to $600,000,000.  Such increase in the Aggregate Commitments is to become effective on November 18, 2005 (the “Increase Closing Date”), subject to satisfaction of the conditions to effectiveness set forth in Section 5 of this Agreement.  In connection with such requested increase in the Aggregate Commitments, the Borrower, the Administrative Agent, the Increasing Lenders, and the New Lenders hereby agree as follows:

AGREEMENT

1.             AGGREGATE COMMITMENTS INCREASE.  On the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 of this Agreement, (a) U.S. Bank agrees to increase its Commitment to $50,000,000, (b) Wells Fargo agrees to increase its Commitment to $50,000,000, (c) Wachovia agrees to increase its Commitment to $40,000,000, (d) PNC agrees to increase its Commitment to $35,000,000, (e) Compass agrees to increase its Commitment to $25,000,000, (f) SunTrust agrees to extend a Commitment in the amount of $25,000,000, (g) Northern Trust agrees to extend a Commitment in the amount of $10,000,000, (h) Deutsche Bank agrees to extend a Commitment in the amount of $25,000,000, (i) Citicorp agrees to extend a Commitment in the amount of $25,000,000,

(j) UBS agrees to extend a Commitment in the amount of $25,000,000, and (k) AmSouth agrees to extend a Commitment in the amount of $25,000,000.

2.             SCHEDULE 2.01.  As of the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 of this Agreement, Schedule 2.01 to the Credit Agreement shall be replaced by the form of Schedule 2.01 to this Agreement.

3.             NEW LENDERS.

(a)           Each New Lender represents and warrants to the Administrative Agent as follows:

(i)            it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii)           it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii)          it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(b)           Each New Lender acknowledges as follows:

(i)            no Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii)           except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii)          on the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in this Section 5 of this Agreement, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(c)           On the Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 of this Agreement, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article IX of the Credit Agreement).

4.             REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the Increase Closing Date, and after giving effect to the increase in the Aggregate Commitments provided for in this Agreement:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Agreement, the replacement Note payable to the order of each Increasing Lender in the amount of each such Lender’s Commitment as increased by this Agreement (collectively, the “Replacement Notes”), and the Note payable to the order of each New Lender in the amount of each such Lender’s Commitment as established pursuant to this Agreement (collectively, the “New Notes”), (ii) this Agreement, the Replacement Notes and the New Notes have been duly executed and delivered by the Borrower and (iii) this Agreement, the Replacement Notes, the New Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Agreement, the Replacement Notes, the New Notes, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower, of this Agreement, the Replacement Notes or the New Notes or (ii) the acknowledgement by each Guarantor of this Agreement.

5.             CONDITIONS TO EFFECTIVENESS.  This Agreement shall be effective on the Increase Closing Date, subject to the satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Agreement executed by the Increasing Lenders and the New Lenders;

(b)           the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and acknowledged by each Guarantor;

(c)           the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 4(c), (d), and (e) of this Agreement;

(d)           the Administrative Agent shall have received from the Borrower a duly executed Replacement Note for each Increasing Lender and a duly executed New Note for each New Lender;

(e)           the Administrative Agent shall have received from the Borrower in immediately available funds (i) fees for the account of each Increasing Lender in an amount equal to the product of (A) 0.35% and (B) the amount by which each such Increasing Lender’s Commitment is increased by this Agreement, (ii) fees for the account of each New Lender in an amount equal to the product of (A) 0.35% and (B) the amount of each such New Lender’s Commitment as established by this Agreement, and (iii) an amount for the account of special counsel to the Administrative Agent equal to all reasonable legal fees and expenses incurred through the Increase Closing Date in connection with this Agreement; and

(f)            the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

6.             PREPAYMENT.  On the Increase Closing Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 of this Agreement, each Lender shall, to the extent necessary as set forth in Section 2.15(b) of the Credit Agreement, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the reduction of outstanding Revolving Loans held by the Lenders to cause the principal amount of Revolving Loans made by each Lender to be in the amount of its Pro Rate Share (after giving effect to the increase in the Aggregate Commitments in accordance with this Agreement) of all outstanding Revolving Loans.  If, as a result of the repayment of Revolving Loans provided for in this Section 6, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 of the Credit Agreement.  Upon the Increase Closing Date and the making of the payments described in this Section 6, each Increasing Lender and each New Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loan and L/C Obligations in accordance with its Pro Rata Share (after giving effect to the increase in the Aggregate Commitments in accordance with this Agreement).

7.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  This Agreement shall be a Loan Document.

(b)           The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

8.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

9.             GUARANTORS ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Agreement, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement or any of the provisions contemplated herein and (ii) cover the Aggregate Commitments as increased by this Agreement, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

10.           EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

11.           GOVERNING LAW; BINDING EFFECT.  This Agreement shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

12.           HEADINGS.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

13.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

MERITAGE HOMES CORPORATION

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President - Treasurer

GUARANTY BANK, as Administrative Agent

By:	/s/ Sam A. Meade
Sam A. Meade
Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Adrian Montero
	Name:	Adrian Montero
	Title:	Vice President

SUNTRUST BANK, as a New Lender

By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a New Lender

By:	/s/ signature illegible
Name:
	Title:	Associate Director, Banking
Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director, Banking
Products Services, US

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a New Lender

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Kurt Heaisman
	Name:	Kurt Heaisman
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

COMPASS BANK, as an Increasing Lender

By:	/s/ Steven J. Heslep
	Name:	Steven J. Heslep
	Title:	SVP

CITICORP NORTH AMERICA, INC., as a New Lender

By:	/s/ Jeanne M. Craig
	Name:	Jeanne M. Craig
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a New Lender

By:	/s/ Morgan A. Lyons
	Name:	Morgan A. Lyons
	Title:	Vice President

AMSOUTH BANK, as a New Lender

By:	/s/ Ronny Hudspeth
	Name:	Ronny Hudspeth
	Title:	Sr. Vice President

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-TEXAS GP, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-TEXAS LP, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

LEGACY/MONTEREY HOMES L.P.

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE HOLDINGS, L.L.C.

By:	Legacy/Monterey Homes L.P., its Sole
Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

LEGACY OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General
Partner

By:	Legacy/Monterey Homes L.P., its Sole
Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

HULEN PARK VENTURE, LLC

By:	Legacy/Monterey Homes L.P., its Sole
Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-TEXAS GP II, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-TEXAS LP II, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH HOMES-TEXAS, L.P.

By:	MTH-Texas GP II, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-HOMES NEVADA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its
Sole Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

LEGACY-HAMMONDS MATERIALS, L.P.

By:	Meritage Holdings, L.L.C., its General
Partner

By:	Legacy/Monterey Homes L.P., its Sole
Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

CALIFORNIA URBAN BUILDERS, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole
Member and Manager

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

GREATER HOMES, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

GREATER INTERIORS, LLC

By:	Greater Homes, Inc.
Its:	Sole Member and Manager

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President – Treasurer

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Guaranty Bank	$70,000,000	11.666666667%
JPMorgan Chase Bank, N.A., a national banking association	$65,000,000	10.833333333%
Bank of America, N.A.	$60,000,000	10.000000000%
Wells Fargo Bank, National Association	$50,000,000	8.333333333%
U. S. Bank National Association, a national banking association	$50,000,000	8.333333333%
Wachovia Bank, National Association	$40,000,000	6.666666667%
PNC Bank, National Association	$35,000,000	5.833333333%
Deutsche Bank Trust Company Americas	$25,000,000	4.166666667%
California Bank & Trust Company, a California banking corporation	$25,000,000	4.166666667%
Compass Bank, an Alabama banking corporation	$25,000,000	4.166666667%
Comerica Bank	$25,000,000	4.166666667%
SunTrust Bank	$25,000,000	4.166666667%
Citicorp North America, Inc.	$25,000,000	4.166666667%
UBS Loan Finance LLC	$25,000,000	4.166666667%
AmSouth Bank, an Alabama Banking Corporation	$25,000,000	4.166666667%
KeyBank, National Association	$20,000,000	3.333333333%
The Northern Trust Company	$10,000,000	1.666666667%
Total	$600,000,000.00	100.000000000%